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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): 01/12/2005

                        CLEAR CHANNEL COMMUNICATIONS INC
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-09645

              TX                                                 74-1787539
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                                  200 E. Basse
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-822-2828
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

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                       Items to be Included in this Report

Item  8.01. Other Events

      The purpose of this report is to permit the registrant to file herewith those exhibits listed in Item 9.01 below.

Item  9.01. Financial Statements and Exhibits

(c) Exhibits

10.1 Form Of Clear Channel Communications, Inc. 2001 Stock Incentive Plan Stock Option Agreement For A Stock Option With A Ten Year Term.

10.2 Form Of Clear Channel Communications, Inc. 2001 Stock Incentive Plan Stock Option Agreement For A Stock Option With A Seven Year Term.

10.3 Form Of Amended And Restated Clear Channel Communications, Inc. 2001 Stock Incentive Plan Restricted Stock Award Agreement.

                                  Signature(s)

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                       CLEAR CHANNEL COMMUNICATIONS, INC.

Date: January 18, 2005                 By: /s/ HERBERT W. HILL JR.
                                           -------------------------------------
                                           Herbert W. Hill, Jr.
                                           Sr. Vice President/Chief Accounting
                                           Officer

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                                INDEX TO EXHIBITS

10.1 Form Of Clear Channel Communications, Inc. 2001 Stock Incentive Plan Stock Option Agreement For A Stock Option With A Ten Year Term.

10.2 Form Of Clear Channel Communications, Inc. 2001 Stock Incentive Plan Stock Option Agreement For A Stock Option With A Seven Year Term.

10.3 Form Of Amended And Restated Clear Channel Communications, Inc. 2001 Stock Incentive Plan Restricted Stock Award Agreement.